UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INTUITIVE SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1266 Kifer Road

Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 21, 2010

TO THE STOCKHOLDERS OF INTUITIVE SURGICAL, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Intuitive Surgical, Inc. will be held at Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California 95054 on Wednesday, April 21, 2010, at 3:00 p.m., Pacific Daylight Time, for the following purposes:

•	to elect three Class I members to the Board of Directors (the “Board”) to serve until the 2013 Annual Meeting of Stockholders (Proposal No. 1);

•	to approve Intuitive Surgical’s 2010 Incentive Award Plan (Proposal No. 2); and

•	to transact any other business which is properly brought before the Annual Meeting or adjournments or postponements thereof.

Stockholders of record at the close of business on February 22, 2010 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The Board of Directors of Intuitive Surgical unanimously recommends that you vote “FOR” the nominees to the Board of Directors listed in Proposal No. 1 and “FOR” the approval of the 2010 Incentive Award Plan listed in Proposal No. 2 in the attached proxy statement.

We are pleased to continue to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our 2009 Annual Report. The notices are being mailed to stockholders starting on or about March 5, 2010. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached proxy statement, our 2009 Annual Report and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible.

On behalf of our Board of Directors, thank you for your participation in this important annual process.

By Order of the Board of Directors

/s/ Gary S. Guthart
Gary S. Guthart
President and Chief Executive Officer

Sunnyvale, California

February 26, 2010

Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date, or their authorized representatives, and guests of Intuitive Surgical.

INTUITIVE SURGICAL, INC.

PROXY STATEMENT

FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Our Board of Directors (as sometimes referred to in this proxy statement as the “Board”) has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders to be held on April 21, 2010 at 3:00 p.m., Pacific Daylight Time, at the location and for the purposes as set forth in the “Notice of Annual Meeting of Stockholders.” This solicitation is made on behalf of our Board of Directors and we will pay the entire cost of solicitation. Our directors, officers and employees may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to these directors, officers and employees for these services. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of approximately $12,500 plus reasonable out-of-pocket costs and expenses. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The approximate date on which this proxy statement and form of proxy will be first sent and made available to stockholders is March 5, 2010.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting; and

•	Our 2009 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you received printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

You will be voting for the following proposals:

1.	The election of three Class I members to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders (Proposal No. 1 on page 37); and

2.	The approval of the 2010 Incentive Award Plan (Proposal No. 2 on page 37).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the election of each of the nominees to the Board (Proposal No. 1); and

•	“FOR” the approval of the 2010 Incentive Award Plan (Proposal No. 2).

Where are Intuitive Surgical’s principal executive offices located, and what is Intuitive Surgical’s main telephone number?

Our principal executive offices are located at 1266 Kifer Road, Sunnyvale, California 94086, and our main telephone number is (408) 523-2100.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are pleased to continue to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to most of our stockholders of record and beneficial owners a Notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials on the website referred to in the Notice or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

How can I get electronic access to the proxy materials?

You can view the proxy materials for the meeting on the Internet at www.proxyvote.com. Please have your 12 digit control number available. Your 12 digit control number can be found on your Notice. If you received a paper copy of your proxy materials, your 12 digit control number can be found on your proxy card or voting instruction card.

Why did I receive a full set of proxy materials in the mail instead of a Notice regarding the Internet availability of proxy materials?

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with printed copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Who may vote at the Annual Meeting?

The Board of Directors set February 22, 2010 as the record date for the Annual Meeting. All stockholders of record who owned Intuitive Surgical common stock at the close of business on February 22, 2010 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of the Intuitive Surgical common stock has one vote on each matter, and there is no cumulative voting. At the close of business on the record date, there were 38,933,871 shares of common stock outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How can I vote my shares?

In Person—If you are a stockholder of record, you may vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. If you are a beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the meeting.

Via the Internet—You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in the Notice.

By Telephone—If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

By Mail—If you requested printed copies of the proxy materials by mail, and if you are a stockholder of record, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and you are a beneficial owner, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	Sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How are abstentions and broker non-votes treated?

Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Shares voted “ABSTAIN” on proposals other than the election of directors will have the same effect as voting against the matter. Broker non-votes are not deemed to be entitled to vote for purposes of determining whether stockholder approval of a matter has been obtained. As a result, broker non-votes are not included in the tabulation of voting results on any proposal for purposes of determining whether proposals have been approved. In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following instructions provided on the Notice.

Which ballot measures are considered “routine” or “non-routine”?

Both the election of directors (Proposal No.1) and the approval of our 2010 Incentive Award Plan (Proposal No. 2) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these two proposals.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, withheld or abstained, if you:

•	are present and vote in person at the Annual Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How many votes are required to pass a proposal?

A plurality of the votes is required to elect the directors (Proposal No.1). This means that the nominees who receive the greatest number of votes for each open seat will be elected.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Can I change my vote?

You may revoke your proxy at any time before it is actually voted at the Annual Meeting by:

•	delivering written notice of revocation to our Secretary at 1266 Kifer Road, Sunnyvale, California 94086;

•	submitting a later dated proxy; or

•	attending the Annual Meeting and voting in person.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the Annual Meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder in accordance with the beneficial holder’s instructions.

Who will serve as the inspector of election?

A representative from Broadridge Financial Solutions, Inc. will serve as the inspector of election to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in our current report on Form 8-K within four business days after the Annual Meeting.

How can I attend the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date. The use of cell phones, smartphones, pagers, recording and photographic equipment, and/or computers is not permitted in the meeting rooms at the Annual Meeting.

Deadline for receipt of stockholder proposals for 2011 Annual Meeting of Stockholders.

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may submit to the Board of Directors proposals to be considered for submission to the stockholders at the Annual Meeting in 2011. In order to be considered for inclusion in the proxy material to be disseminated by the Board of Directors, your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Intuitive Surgical, Inc., 1266 Kifer Road, Sunnyvale, California 94086 and must be received no later than October 29, 2010. Your notice must include:

•	your name and address and the text of the proposal to be introduced;

•	the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

•	a representation that you intend to appear in person or by proxy at the Annual Meeting to introduce the proposal specified in your notice.

The chairperson of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Bylaws. Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting outside the processes of Rule 14a-8. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth below no earlier than December 22, 2010 and no later than January 21, 2011. If the date of our 2011 Annual Meeting is more than 30 days before or more than 60 days after April 21, 2011, the stockholder’s notice must be received by not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such annual meeting was first made. A stockholder providing such notice must also further update and supplement such notice so that the information provided or required to be provided is true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement must be received by our Corporate Secretary at our principal executive offices not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). Our Bylaws also specify requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director or to bring any other item before an annual meeting, other than proposals intended to be included in the proxy materials pursuant to Rule 14a-8, review a copy of our Bylaws, as amended and restated to date, which can be found at www.intuitivesurgical.com or, without charge, from our Corporate Secretary at the address below:

Intuitive Surgical, Inc.

Attn: Corporate Secretary

1266 Kifer Road, Building 101

Sunnyvale, CA 94086-5304

DIRECTORS AND CORPORATE GOVERNANCE

General Information

The Board of Directors, which is divided into three classes, has nine authorized seats. Three Class I directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2013 Annual Meeting of Stockholders or until a successor has been elected and qualified. The remaining six directors will continue to serve their respective terms.

Proxies cannot be voted for more than the three nominees. The names of the nominees and directors, their ages as of February 15, 2010 and certain other information about them are set forth below:

Name of Director	Age	Principal Occupation	Director Since

Class I Directors with term expiring at the 2010 Annual Meeting:
Alan J. Levy, Ph.D.	72	Venture Partner, Frazier Healthcare Ventures	2000
Eric H. Halvorson	60	Former President and Chief Operating Officer, Salem Communications Corporation	2003
D. Keith Grossman*	49	Managing Director, TPG Biotech, L.P., and former Chief Executive Officer and President of Thoratec Corporation	2004

Class II Directors with term expiring at the 2011 Annual Meeting:
Robert W. Duggan	65	Chief Executive Officer and Chairman of the Board of Directors, Pharmacyclics	2003
Floyd D. Loop, M.D.	73	Former Chief Executive Officer, The Cleveland Clinic	2005
George J. Stalk Jr.	59	Senior Advisor, Boston Consulting Group	2007

Class III Directors with term expiring at the 2012 Annual Meeting:
Gary S. Guthart, Ph.D.	44	President and Chief Executive Officer, Intuitive Surgical, Inc.	2009
Mark J. Rubash	52	Chief Financial Officer, Shutterfly, Inc.	2007
Lonnie M. Smith	65	Chairman of the Board and Former Chief Executive Officer, Intuitive Surgical, Inc.	1997

*	Ms. Amal M. Johnson, age 57, has been nominated by the Board to serve as a Class I director effective following her election at the Annual Meeting in the place of current director D. Keith Grossman.

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the board, are described below. There are no family relationships among any of our directors or executive officers.

Class I Directors Nominees for Election for a Three-Year Term Expiring at the 2013 Annual Meeting of Stockholders

Alan J. Levy, Ph.D. has been a Venture Partner at Frazier Healthcare Ventures since 2007. He served as Chairman of the Board of Directors of Northstar Neuroscience, Inc., a medical device company he co-founded, from 2007 to 2009. Prior to that, he was the President and Chief Executive Officer of Northstar Neuroscience, Inc. from 1999 to 2007. From 1993 to 1998, Dr. Levy served as President and Chief Executive Officer of Heartstream, Inc., a medical device company that was acquired by Hewlett-Packard in 1998. Prior to joining Heartstream, he was President of Heart Technology, Inc., a medical device company that was acquired by Boston

Scientific in 1995. Before joining Heart Technology, Dr. Levy was Vice President of Research and New Business Development and a member of the board of Ethicon, a division of Johnson & Johnson. Dr. Levy holds a B.S. in Chemistry from City University of New York and a Ph.D. in Organic Chemistry from Purdue University. Dr. Levy currently serves as a director of several private companies and non-for-profit organizations.

Eric H. Halvorson has been a member of our Board of Directors since our acquisition of Computer Motion in June 2003. Mr. Halvorson joined Computer Motion in July 2002 as a member of its Board of Directors. He has been an Adjunct Professor of Law at Pepperdine University School of Law since August 2009. Mr. Halvorson was President and Chief Operating Officer of Salem Communications Corporation from 2007 to 2008. He was Executive Vice President and Chief Operating Officer of Salem Communications Corporation from 1995 to 2000. Prior to becoming Chief Operating Officer, he was the company’s Vice President and General Counsel for 10 years. Mr. Halvorson resigned from the Board of Directors of Salem Communications Corporation in November 2008, where he had been a director since 1988. From 2000 to 2003 and 2005 to 2007, he was a Visiting Professor of Business Law and Accounting and Executive in Residence at Pepperdine University and the Pepperdine Law School. From June 2003 to February 2005, Mr. Halvorson served as President and Chief Executive Officer of The Thomas Kinkade Company. Mr. Halvorson was a partner at Godfrey and Kahn, a law firm based in Milwaukee, Wisconsin from 1976 until 1985. Mr. Halvorson holds a B.S. in Accounting from Bob Jones University and a J.D. from Duke University School of Law.

Amal M. Johnson has over 20 years of executive management experience with technology companies. She currently serves as the Chairman of the Board of Directors of MarketTools, a software and services company. From 2005 to 2008, she was President and Chief Executive Officer of MarketTools, Inc. Previously, she was General Partner at Lightspeed Venture Partners, President of Baan Americas, President of ASK Inc, and General Manager of the Silicon Valley Trading Area at IBM Corporation. She currently serves on the boards of MarketTools, Inc. and Mellanox Technologies. She is a member of the board of trustees at the World Affairs Council and a senior fellow at the American Leadership Forum. She received a B.A. in Mathematics from Montclair State University and did her graduate work in computer science at Stevens Institute of Technology. In 2008, she was an E&Y Entrepreneur of the Year Finalist and was named one of the 50 Top Women in Technology by Corporate Board Member Magazine.

Class II Directors Continuing in Office until the 2011 Annual Meeting of Stockholders

Robert W. Duggan has been a member of our Board of Directors since our acquisition of Computer Motion in June 2003. Prior to our acquisition of Computer Motion, Mr. Duggan had been Chairman of the Board of Directors of Computer Motion since 1990 and Chief Executive Officer since 1997. Mr. Duggan is currently the Chief Executive Officer and Chairman of the Board of Directors of Pharmacyclics, Inc., a pharmaceutical company that focuses on the treatment of cancer and immune-mediated diseases. Mr. Duggan has been a member of the Board of Directors at Pharmacyclics since September 2007. Mr. Duggan is the Founder of the investment firm Robert W. Duggan & Associates. Mr. Duggan has been a private venture investor for more than 30 years and has participated as a director of, investor in and advisor to numerous small and large businesses in the medical equipment, computer local and wide area network, PC hardware and software distribution, digital encryption, consumer retail goods and outdoor media communication industries. Mr. Duggan has also assisted in corporate planning, capital formation and management for his various investments. He received the Congressman’s Medal of Merit and in 2000 he was named a Knight of the Legion of Honor by President Jacques Chirac. He is a member of the University of California at Santa Barbara Foundation Board of Trustees.

Dr. Floyd D. Loop has been a member of our Board of Directors since 2005. Until his retirement in 2004, Dr. Loop served the Cleveland Clinic Foundation for 35 years, holding leadership positions including Chairman of the Department of Thoracic and Cardiovascular Surgery, Chief Executive Officer and Chairman of the Board of Governors (1989-2004). Dr. Loop and his colleagues at the Cleveland Clinic were responsible for developing the use of arterial conduits in coronary artery surgery, for innovations in valve repair and for pioneering technical improvements for re-operations. Dr. Loop has served as the President of the American Association for Thoracic

Surgery, as a Director of the American Board of Thoracic Surgery, and as a member of the Medicare Payment Advisory Commission. He has received Honorary Doctor of Science degrees from Cleveland State University, St. Louis University and Purdue University. Dr. Loop is an internationally recognized cardiovascular surgeon, a recipient of the American Heart Association Citation for International Service, and the American College of Cardiology Cummings Humanitarian Award. Dr. Loop received his undergraduate degree from Purdue University and his M.D. from The George Washington University, Washington, D.C. Dr. Loop currently serves on the public boards of directors of Tenet Healthcare Corporation, and Athersys, Inc., and other private corporate boards. In 2009, his book Leadership and Medicine was published.

George J. Stalk Jr. is currently a Senior Advisor and Fellow at The Boston Consulting Group (BCG) in the Toronto Office. Prior to that, until December 2008, Mr. Stalk served as a Senior Partner and Fellow at BCG. Mr. Stalk started with BCG in Boston in 1978 and has been with the firm’s Tokyo and Chicago offices as well. In addition, Mr. Stalk is also an Adjunct Professor of Strategy at the Rotman School of Business-University of Toronto. Mr. Stalk received a B.S. in Engineering Mechanics from the University of Michigan, M.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology and M.B.A. from Harvard Business School. Mr. Stalk has led BCG’s worldwide innovation efforts and co-authored several best-selling books on business strategy including Kaisha: the Japanese Corporation, Competing Against Time, Hardball: Are You Playing to Play or Playing to Win? and Five Future Strategies You Need Right Now.

Class III Directors Continuing in Office until the 2012 Annual Meeting of Stockholders

Lonnie M. Smith joined Intuitive Surgical in June 1997 from Hillenbrand Industries, where he was Senior Executive Vice President. Mr. Smith joined Hillenbrand in 1978 and during his tenure he was also a member of the Executive Committee, the Office of the President and the Board of Directors. Mr. Smith has also held positions with The Boston Consulting Group and IBM Corporation. Mr. Smith received his B.S.E.E. from Utah State University and an M.B.A. from Harvard Business School. In January 2010, Mr. Smith resigned as the Chief Executive Officer of Intuitive Surgical. Mr. Smith remains as the Chairman of the Board as well as an executive officer of the Company.

Gary S. Guthart, Ph.D. joined Intuitive Surgical in April 1996. Effective January 2010, Dr. Guthart was appointed as the Chief Executive Officer. In July 2007, he was promoted to President. Prior to that, in February 2006, Dr. Guthart assumed the role of Chief Operating Officer. Prior to joining Intuitive, Dr. Guthart was part of the core team developing foundation technology for computer enhanced-surgery at SRI International (formerly Stanford Research Institute). Dr. Guthart is currently a member of the Board of Directors of Affymetrix, Inc. He received a B.S. in Engineering from the University of California, Berkeley and an M.S. and Ph.D. in Engineering Science from the California Institute of Technology.

Mark J. Rubash joined our board in October 2007. Mr. Rubash is the Chief Financial Officer at Shutterfly, Inc. Prior to joining Shutterfly in November 2007, Mr. Rubash was the Chief Financial Officer of Rearden Commerce from August 2007 to November 2007 and previous to that, Mr. Rubash was a Senior Vice President at Yahoo! Inc. from February 2007 to August 2007. Prior to joining Yahoo!, Mr. Rubash held various senior positions at eBay Inc from February 2001 to July 2005. From January 2000 to November 2000, Mr. Rubash was the Chief Financial Officer at Critical Path, Inc. From October 1987 to January 2000, Mr. Rubash was an audit partner at PriceWaterhouseCoopers, where he was most recently the Global Leader for their Internet Industry Practice and Practice Leader for their Silicon Valley Software Industry Practice. Mr. Rubash received his B.S. in Accounting from California State University Sacramento. Mr. Rubash is currently a member of the Board of Directors and Chairman of the Audit Committee of Line 6 Corporation, a privately-held music products manufacturer located in Calabasas, CA.

Board Size

The number of directors constituting the full Board is currently set at nine. The Board of Directors will evaluate the appropriateness of the size of the Board from time to time. In establishing its size, the Board, as recommended by the Governance and Nominating Committee, considers a number of factors, including (i) resignations and retirements from the current Board; (ii) the availability of appropriate and qualified candidates; (iii) balancing the desire of having a small enough Board to facilitate deliberations with, at the same time, having a large enough Board to have the diversity of knowledge, experience, skills and expertise so that the Board and its committees can effectively perform their responsibilities in overseeing the Company’s business and (iv) the goal of having an appropriate mix of inside and independent directors.

Nomination Process

The Governance and Nominating Committee identifies director nominees by reviewing the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into consideration the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Committee shall consider the following attributes and criteria of candidates: experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment and independence. Our Board recognizes that nominees for the Board should reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender and ethnic background.

The Governance and Nominating Committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to the Governance and Nominating Committee in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

•	such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the security holder that has recommended the candidate;

•	such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Audit Committee; and

•	such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the NASDAQ Stock Market.

We will also request such other information as may reasonably be required to determine whether each person recommended by a security holder meets the criteria listed below and to enable us to make appropriate disclosures to the security holders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

The Governance and Nominating Committee evaluates director candidates based upon a number of criteria, including:

•	commitment to promoting the long term interests of our security holders and independence from any particular constituency;

•	professional and personal reputations that are consistent with our values;

•

broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on healthcare and medical device industries, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

•	a high level of personal and professional integrity;

•	adequate time to devote attention to the affairs of our Company;

•	such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the NASDAQ Stock Market; and

•

Board balance in light of our Company’s current and anticipated needs and the attributes of the other directors and executives, including those backgrounds and perspectives with respect to age, gender and ethnic background.

Board Responsibilities

The Board’s primary responsibility is to seek to maximize long-term stockholder value. The Board selects senior management of the Company, monitors management’s and the Company’s performance, and provides advice and counsel to management. Among other things, the Board at least annually reviews the Company’s long-term strategy, longer-term business plan and an annual budget for the Company. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board’s responsibilities, directors have full access to the Company’s management, external auditors and outside advisors. With respect to the Board’s role in risk oversight of the Company, the Board of Directors discusses the Company’s risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them.

Board Leadership

The Company is focused on its corporate governance practices and values independent board oversight as an essential component of strong corporate performance to enhance stockholder value. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our Chairman and President and Chief Executive Officer, are independent. In addition, all of the members of our Board’s committees are independent. Our Board of Directors acts independently of management and regularly holds independent director sessions of the Board without members of management present.

During fiscal 2009, Mr. Smith was our Chairman and Chief Executive Officer. In this dual role, Mr. Smith was able to utilize the in-depth focus and perspective gained in running the Company to effectively and efficiently guide the board. In January 2010, as part of our succession plan, Mr. Smith resigned from his role as the Chief Executive Officer and remains as the Chairman of the Board of Directors as well as an executive officer of the Company. The Board of Directors appointed Dr. Guthart as the President and Chief Executive Officer of the Company. Dr. Guthart is also a member of the Board of Directors. Our Board of Directors has determined that Mr. Smith’s continued role as Chairman while Dr. Guthart serves as President and Chief Executive Officer and a director further benefits the Company and provides continuity of leadership at the Board level. We do not have a lead independent director. Our Board believes that the current board leadership structure is best for the Company and its stockholders at this time.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Governance and Nominating committee. Our Board of Directors and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate. Our Board of Directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full Board of Directors. Each committee of our Board of Directors has a written charter approved by our Board of Directors which is available on our website at www.intuitivesurgical.com.

During 2009, our Board of Directors held five meetings and each director attended all of those meetings, except Mr. Levy did not attend one meeting. Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during fiscal 2009.

The following table reflects the current membership of each Board committee:

Name	Committee Membership
	Audit Committee	Governance and Nominating Committee	Compensation Committee
Alan J. Levy, Ph.D.		Chair	✓
Eric H. Halvorson	✓		✓
D. Keith Grossman			Chair
Floyd D. Loop, M.D.		✓
George J. Stalk Jr.	✓	✓
Mark J. Rubash	Chair

Audit Committee

The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent registered public accounting firm the annual audited and quarterly financial statements (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our registered public accounting firm, and prepares the Audit Committee Report included in our proxy statement in accordance with rules and regulations of the Securities and Exchange Commission (the “SEC”).

All of the Audit Committee members meet the existing independence and experience requirements of the NASDAQ Stock Market and the SEC. In 2009, the Audit Committee met eight times and each then-current member of the Audit Committee attended all of those meetings, except Mr. Stalk did not attend one meeting. The Board of Directors has determined that Mr. Rubash is an “Audit Committee Financial Expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee has engaged Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2010. A copy of the Audit Committee charter can be found on the Company’s website at www.intuitivesurgical.com.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees thereof. All of the Governance and Nominating Committee members meet the existing independence and experience requirements of the NASDAQ Stock Market and the SEC. The Governance and Nominating Committee met three times during the fiscal year ended December 31, 2009 and all members of the Committee attended all of those meetings, except Mr. Stalk did not attend one meeting. The Governance and Nominating Committee operates under a charter that was amended during February 2010 and a copy of this charter is attached as Annex A to the proxy statement.

Compensation Committee

The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers, approves corporate goals and recommends to the Board of Directors stock option grants for our executive officers. The Compensation Committee reviews and discusses with management the disclosure regarding executive compensation and inclusion of the Compensation Discussion and Analysis (“CD&A”) included in our annual proxy statements.

All of the Compensation Committee members meet the existing independence and experience requirements of the NASDAQ Stock Market and the SEC. In 2009, the Compensation Committee met five times and all members of the Compensation Committee attended all of those meetings. The Compensation Committee operates under a charter that was amended during June 2009 and a copy of this charter is attached as Annex B to the proxy statement.

Compensation Committee Interlocks and Insider Participation

During 2009, the Compensation Committee consisted of Alan J. Levy, Ph.D., Eric H. Halvorson and D. Keith Grossman, none of whom is a present or former officer or employee of our Company. In addition, during 2009, none of our officers had an “interlock” relationship, as that term is defined by the SEC, to report.

Attendance at the Annual Meeting

We encourage, but do not require, our Board members to attend the annual meeting of stockholders. All members of the Board of Directors attended our 2009 Annual Meeting of Stockholders.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Director Compensation Table

The following Director Compensation Table sets forth summary information concerning the compensation paid to our non-employee directors in 2009 for services to our Company.

Name	Fees earned or paid in cash ($)	Option Awards ($) (7)	Total ($)
D. Keith Grossman(1)	54,500	256,756	311,256
Alan J. Levy(2)	61,000	256,756	317,756
Robert W. Duggan(3)	45,500	256,756	302,256
Eric H. Halvorson(1)	55,000	256,756	311,756
Floyd D. Loop(4)	48,000	256,756	304,756
Mark J. Rubash(5)	66,500	256,756	323,256
George J. Stalk Jr.(5)	50,500	256,756	307,256
Richard J. Kramer(6)	26,000	—	26,000

Total	407,000	1,797,292	2,204,292

(1)	9,250 options were outstanding as of 12/31/09, of which 5,000 were exercisable as of 12/31/09
(2)	21,750 options were outstanding as of 12/31/09, of which 17,500 were exercisable as of 12/31/09
(3)	26,750 options were outstanding as of 12/31/09, of which 22,500 were exercisable as of 12/31/09
(4)	24,250 options were outstanding as of 12/31/09, of which 20,000 were exercisable as of 12/31/09
(5)	24,250 options were outstanding as of 12/31/09, of which 15,833 were exercisable as of 12/31/09
(6)	Mr. Kramer’s directorship with the Company ceased on April 22, 2009. As a result, he did not receive any option awards in 2009.
(7)	The amounts in this column represent the grant date fair value of options granted in 2009. Each continuing non-employee director received an option to purchase 4,250 shares of the Company’s common stock, granted on April 23, 2009 with an exercise price of $135.39 per share, based on the NASDAQ close price on the day prior to the grant date, pursuant to the 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). See Note 9 of the notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on January 29, 2010 for a discussion of all assumptions made by us in the valuation of the equity awards.

The Company reimburses its non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Employee directors are not compensated for Board services in addition to their regular employee compensation.

Annual cash compensation: During fiscal 2009, each non-employee member of the Board of Directors was eligible to receive the following cash compensation: (1) annual retainer for each member of the Board of $25,000; (2) additional retainers for service as a committee chairperson ($15,000 for Audit Committee, $10,000 for all other committees); (3) meeting fees for attendance at meetings of the Board of $5,000; (4) meeting fees for the attendance of committee meetings $1,000; and (5) meeting fees for telephonic attendance of each Board or committee meetings of $500.

Equity Compensation: During fiscal 2009, each non-employee member of the Board of Directors was eligible to receive stock awards under the terms of the Directors’ Plan. New non-employee members of the Board receive an initial option grant to purchase 10,000 shares, decreased in February 2010 to 7,500 shares of the Company’s common stock with one-third of the shares vesting after one year from the date of grant and 1/36 th of the shares vesting monthly thereafter. Continuing non-employee members of the Board of the Directors who have served at least six months receive an annual option grant of 4,250 shares of common stock, decreased in February 2010 to 3,188 shares of common stock, to be granted on the date of the Annual Meeting. In October 2009, the automatic evergreen increase provisions were eliminated so that no further automatic increases will be made to the number of shares reserved for issuance under the Directors’ Plan. In addition, the common stock authorized for issuance under the Directors’ Plan was reduced to 150,000. The Directors’ Plan expires in March 2013.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s executive officers as of December 31, 2009 and their ages as of February 15, 2010, are as follows:

Name	Age	Position
Lonnie M. Smith(1)	65	Chairman of the Board and Chief Executive Officer
Gary S. Guthart(2)	44	President and Chief Operating Officer
Jerome J. McNamara	52	Executive Vice President, Worldwide Sales and Marketing
Marshall L. Mohr	54	Senior Vice President and Chief Financial Officer
Mark J. Meltzer	60	Senior Vice President and General Counsel
Augusto V. Castello	52	Senior Vice President, Product Operations

(1)	Mr. Smith served as the Chairman of the Board and Chief Executive Officer until December 31, 2009. Effective January 1, 2010, Mr. Smith resigned from his role as the Chief Executive Officer and remained as the Chairman of the Board as well as an executive officer of the Company.
(2)	Dr. Guthart served as our President and Chief Operating Officer until December 31, 2009. Effective January 1, 2010, Dr. Guthart was appointed as the President and Chief Executive Officer upon Mr. Smith’s resignation as the CEO.

The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

Lonnie M. Smith. Please see Directors and Corporate Governance section above.

Gary S. Guthart, Ph.D. Please see Directors and Corporate Governance section above.

Jerome J. McNamara joined Intuitive Surgical in April 1999. In July 2007, Mr. McNamara was promoted as Executive Vice President, Worldwide Sales and Marketing. Prior to joining Intuitive, Mr. McNamara was the Vice President at Valleylab. Prior to Valleylab, Mr. McNamara worked at United States Surgical Corporation for nearly 17 years where he held positions in senior sales management, marketing and national accounts. Mr. McNamara graduated from the University of Pennsylvania with a B.A. degree in Biology.

Marshall L. Mohr joined Intuitive Surgical in March 2006. Prior to that, Mr. Mohr was Vice President and Chief Financial Officer of Adaptec, Inc. Prior to joining Adaptec in July 2003, Mr. Mohr was an audit partner with PricewaterhouseCoopers where he was most recently the managing partner of the firm’s west region technology industry group and led its Silicon Valley accounting and audit advisory practice. Mr. Mohr received his B.B.A. in Accounting and Finance from Western Michigan University. Mr. Mohr serves on the corporate boards of Plantronics, Inc. and Atheros Communications, Inc.

Mark J. Meltzer joined Intuitive Surgical in December 2007. Prior to joining Intuitive, Mr. Meltzer served as General Counsel of FoxHollow Technologies Inc from October 2004. Prior to FoxHollow, Mr. Meltzer has also served as General Counsel for Epicor Medical Inc. and Ventritex Inc. Mr. Meltzer graduated cum laude from UC Berkeley with a B.S. degree in electrical engineering. He received his J.D. from UC Hastings where he served on the law review. Mr. Meltzer, a registered patent attorney, was appointed as a special master in federal court where he assisted in the evaluation and administration of complex patent cases. Mr. Meltzer has tried cases to juries and has argued before the Ninth Circuit Court of Appeals. His pro bono work has included the representation of indigents and non-profits before courts and administrative agencies and volunteer service in federal anti-poverty programs.

Augusto V. Castello joined Intuitive Surgical, Inc. in May of 2002 from US Surgical, where he was General Manager for their Puerto Rico manufacturing operations from 1998 to 2002. During his 10 years at US Surgical, Mr. Castello acted in the capacity of Engineering Director, Materials Director, Manufacturing Director and General Manager. Prior to US Surgical, Mr. Castello acted as Operations Manager for Clayton Industries and Engineering Manager for Ormco/Sybron. Mr. Castello received a B.S.M.E. from California State University at Long Beach.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee consists of three Non-Employee Directors: Messrs. Grossman, Halvorson and Levy, each of whom the Board has determined is independent under the applicable NASDAQ and SEC rules. The Compensation Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.intuitivesurgical.com.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the section entitled “Compensation Discussion and Analysis” of this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement for the Annual Meeting.

Members of the Compensation Committee

D. Keith Grossman (Chairman)	Eric H. Halvorson	Alan J. Levy, Ph.D.

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to risks associated with our compensation programs. Readers are cautioned that these forward-looking statements are based on current expectation and are subject to risks, uncertainties, and assumptions that are difficult to predict. We undertake no obligation to revise or update any forward-looking statements for any reason.

Compensation Discussion & Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for 2009 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

This section explains the Company’s executive compensation program as it relates to the following “named executive officers” (NEOs) as of December 31, 2009 whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position
Lonnie M. Smith	Chairman of the Board and Chief Executive Officer
Gary S. Guthart	President and Chief Operating Officer
Jerome J. McNamara	Executive Vice President, Worldwide Sales and Marketing
Marshall L. Mohr	Senior Vice President and Chief Financial Officer
Mark J. Meltzer	Senior Vice President and General Counsel

Executive Summary

The Company’s goal for its executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in driving da Vinci surgery to the broadest number of patients. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company’s stockholders. The Compensation Committee oversees the executive compensation program and determines the compensation for the Company’s executive officers. The Company believes the compensation program for the named executive officers was instrumental in helping the Company achieve strong financial performance in the challenging macroeconomic environment in 2009.

In 2009, the Company’s revenue grew to $1,052 million, an increase of 20% over the prior year. Net income also increased to $233 million in 2009, an increase of 14% over the prior year. The Company generated cash flows from operating activities of $385 million driving a cash and investments balance at the end of 2009 of $1,172 million, an increase of $270 million over the prior year, after utilizing $150 million to buyback 1.4 million shares of stock. Further, the Company’s total stockholder return over the prior one-, three- and five-year periods was 139%, 216% and 658%, respectively.

In 2009, each named executive officer was a member of the Company’s executive team. Each named executive officer is expected to contribute as a member of the executive team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility.

The Company continues to rely on long-term equity awards in the form of stock options to attract and retain an outstanding executive team and to ensure a strong connection between the executive compensation program and the long-term interests of the Company’s stockholders. Stock options are granted to the named executive officers annually, on February 15th (or the next business day if February 15th is not a business day) and vest 1/8 at the end of six months and 1/48 each month through the end of a four-year vesting period.

The Company places less emphasis on total cash compensation than on long-term equity awards. The design of the Company’s annual performance-based cash bonus program (“Corporate Incentive Plan” or “CIP”) for 2009 was set at 60% of base salary for the CEO, 50% of base salary for the COO and 40% of base salary for the Senior Vice Presidents. Mr. McNamara is not subject to the CIP; instead, Mr. McNamara’s incentive plan is based on the Company’s Commission Plan (the “Commission Plan”). As noted below, these target bonus opportunities are lower than the range commonly provided by peer companies.

The CIP is funded based on a predetermined increase in operating income goal, excluding non-cash stock compensation expense, and paid out to executives based on predetermined team performance goals. The team performance goals are related to market expansion, product development, manufacturing and quality, efficiency and cost performance and other areas directed at long-term stockholder value growth. Target and maximum levels are established for operating income and most performance goals which drive bonuses to be paid anywhere from 80% to 125% of the targets outlined above.

The Company achieved the 125% operating income goal and most of the team performance goals resulting in the Compensation Committee awarding the NEOs CIP payout at 125% of the individual goals outlined above. Mr. McNamara exceeded all of his sales and performance targets and the Compensation Committee awarded him a Commission Plan payout at 167% of his target. See “The Role of Cash Compensation” section below for more discussion on the CIP.

In 2009, each of the named executive officers received an increase in base salary following a review of each named executive officer’s performance, the Company’s financial results and the competitive environment, as discussed above. See “Base Salaries” and “Base Salary Increases” sections below for more discussion on the determination of NEO base salaries.

The first part of the Compensation Discussion and Analysis, titled “Executive Compensation Philosophy,” discusses in greater detail the Company’s philosophy and approach to executive compensation. The second part of the Compensation Discussion and Analysis, entitled “Compensation Decisions for 2009,” discusses the Compensation Committee’s compensation decisions for the named executive officers in 2009.

EXECUTIVE COMPENSATION PHILOSOPHY

Goal of Executive Compensation Program

The Company’s goal for its executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in driving da Vinci surgery to the broadest number of patients. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company’s stockholders.

Determining Compensation for the Named Executive Officers

Team-Based Approach and Performance Expectations. Each of the named executive officers is a member of the Company’s executive team. The compensation program for the named executive officers rests on two principles. First, each executive officer must demonstrate exceptional personal performance in order to remain part of the executive team. The Company believes that executives who underperform should be removed from the executive team and have their compensation adjusted accordingly, or be dismissed from the Company. Second, each executive officer must contribute as a member of the team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility. Because of this team-based approach, the Company carefully considers the relative compensation levels among all members of the executive team. Accordingly, the Company’s executive compensation program is designed to be internally consistent and equitable in order to further the Company’s success and achieve the goal of the executive compensation program. The reasons for differences in the amounts awarded to each of the named executive officers relate primarily to the experience, responsibilities and performance of each named executive officer.

Emphasis on Long-Term Equity Awards. The Company relies on long-term equity awards in the form of time-vested stock options because the Company believes stock options are the most effective compensation element for attracting entrepreneurial, creative executives and promoting their long-term commitment to the Company. To help promote retention, the Company’s stock option awards typically vest 1/8 at the end of six months and 1/48 per month through a four year period. Annual stock option awards are granted on February 15th (or the next business day if February 15th is not a business day). Awards are determined based on the contributions of the NEO during the prior year, on an assessment of the NEO’s ability to contribute to the Company in future periods and the retention goals of the Company. The emphasis on long-term equity awards also is designed to align the interests of the named executive officers with the Company’s stockholders by ensuring that executives have a significant portion of their compensation tied to long-term stock price performance.

Discretion and Judgment of the Compensation Committee. The Compensation Committee determines all compensation for the named executive officers. All three Compensation Committee members are independent directors under the applicable NASDAQ and SEC rules. Each year, the Compensation Committee conducts an evaluation of each named executive officer to determine if changes in the officer’s compensation are appropriate based on the considerations described below. At the Compensation Committee’s request, Mr. Smith and Dr. Guthart review with the Compensation Committee the performance of the other named executive officers. The Compensation Committee gives considerable weight to Mr. Smith’s and Dr. Guthart’s evaluations of the other named executive officers because of their direct knowledge of each executive officer’s performance and contributions.

As described below, the Compensation Committee also retains an independent compensation consultant to conduct a comparative study of the Company’s executive compensation relative to peer companies.

In exercising its discretion to determine compensation, the Compensation Committee carefully considers the experience, responsibilities and performance of each named executive officer and the Company’s overall financial performance. The Company recognizes that executive compensation practices are influenced by a wide range of complex factors, including changes in strategic goals, changing economic and industry conditions, accounting requirements and tax laws, and evolving governance trends. As a result, the Compensation Committee’s discretion and judgment are critical to designing an executive compensation program that achieves the Company’s goal while also addressing these factors.

Elements of the Compensation Program

The Company’s executive compensation program is simple in design. The compensation program for the named executive officers includes:

•	Long-term equity awards in the form of stock options under the 2000 Equity Incentive Plan (the “2000 Plan”);

•	Annual performance-based cash bonus awards; and

•	Base salaries.

The named executive officers are also eligible to participate in the Company’s health and welfare programs, Employee Stock Purchase Plan and 401(k) Plan.

The Role of Long-Term Equity Awards

Overview. The Company believes that long-term equity awards in the form of stock options are an extremely important way to attract and retain a talented executive team and align the executives’ interests with the Company’s stockholders. Accordingly, executive compensation is weighted considerably toward long-term equity awards rather than cash compensation. In 2009, long-term equity awards for the named executive officers represented approximately 80% of the officers’ target total compensation. This compares to approximately 50% at peer companies.

Vesting Periods and Ten Year Option Terms Maximize Retention and Support Long-Term Focus. The Company believes granting awards with four year vesting periods and ten year terms creates a substantial retention incentive and also encourages the named executive officers to focus on the Company’s long-term business objectives and long-term stock price performance. Stock options are awarded to employees, including the NEOs, each February 15th (or the next business day if the 15 th is not a business day). Exceptions are made for executives who are promoted to the executive team or are recent hires. To determine the size of the stock option awards, the Compensation Committee first establishes a target compensation value to be delivered to the named executive officers through long-term equity awards. In doing so, the Compensation Committee considers various factors, including the following:

•	The emphasis placed on equity in the mix of total compensation;

•	The officer’s experience and performance;

•	The scope, responsibility and business impact of the officer’s position; and

•	The perceived retention value of the total compensation package.

Once the target value has been established, the Compensation Committee determines the number of shares subjected to the awards by reference to the current value of the Company’s common stock.

Option Grant Practice. The Compensation Committee has delegated the authority to the CEO to make initial option grants, within an approved range, to new employees, excluding executive officers. During 2009, all initial hire grants were granted once a month on the fifth business day of each month for new hires in the previous month, at an exercise price equal to the closing sales price of our stock on the grant date. For annual focal option grants to all employees, the Compensation Committee must review and submit its recommendation for approval by the Board of Directors. These focal grants will be made on February 15th or the next trading day if February 15th is not a business day, at an exercise price equal to the closing sales price of our stock on the grant date. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual and balance it against our expectations for the current year.

We do not time the granting of our options with any favorable or unfavorable news released by the Company. The initial grants are based on the timing of date of hire of our new employees. Proximity of any awards to an earnings announcement or other market events is coincidental.

The Role of Cash Compensation

Overview. The Company believes that cash compensation is less effective than long-term equity awards in achieving the goal of the Company’s executive compensation program. Accordingly, target cash compensation for the named executive officers, represented approximately 20% of the officers’ target total compensation in 2009 and is approximately 25% below the median of target cash compensation provided by peer companies. The named executive officers’ cash compensation includes performance-based cash bonus awards and base salaries.

Performance-Based Cash Bonus Awards. The Company’s Cash Incentive Plan (“CIP”) for non-sales executive officers and Commission Plans for sales executives are designed to reward employees for achieving stretch financial and operating goals that are key to the success of our business and are aligned with the near and long-term interests of our stockholders.

The Company believes that CIP cash bonus awards and commission awards are an important component of the executive compensation program because they reward the named executive officers for achieving the annual performance goals established by the Company. However, the CIP cash bonus awards and commission awards represent a small percentage of the executives’ total compensation because the Company believes that cash bonus awards are less effective in attracting new executive talent than equity compensation, and they promote retention only in the short-term (the bonus performance period). In addition, the Company prefers to emphasize long-term stockholder value creation over annual operating results. Accordingly, the plan is modestly funded relative to peer companies, as reflected by the following:

•

The target bonus of 60% of base salary for the CEO, 50% for the COO and 40% for the Senior Vice Presidents is lower than those of peer companies, where average target bonuses commonly range from 55% to 91% of base salary, with the average CEO target bonus percentage being 91%;

•

The maximum bonus of 75% of base salary for the CEO, 62.5% for the COO and 50% for the Senior Vice Presidents, although the Compensation Committee has the authority to approve bonus amounts above the maximum for exceptional performance, is lower than those of peer companies where maximum bonuses are typically set at two times target.

The Company has established sales commission plans so that senior sales personnel may earn three to four times their base salary. The Company believes that these commission plans are an important part of compensation program for sales personnel as they incent the achievement of short term sales and represent a significant retention tool. Most of the companies that Intuitive Surgical competes with for sales talent are much larger than Intuitive Surgical and provide substantial compensation packages to their employees. The Company believes that its commission plans are competitive in the medical device industry.

CIP Funding. The first step is comprised of an overall CIP plan funding (“Plan Funding”) goal tied to operating income, excluding stock-based compensation. Generally, the plan begins funding at the previous year’s operating income level, excluding stock-based compensation, to a maximum funding of 125% of the pool at a predetermined increase in operating income, excluding stock-based compensation. However, given the difficult economic environment and constrained hospital capital spending market at the end of 2008 and the beginning of 2009, funding was set so that it began at 85% of operating income for 2008 of $327 million, excluding stock-based compensation. Maximum funding of 125% of the pool was set at $462 million of operating income, excluding stock-based compensation. Funding for 2010 has been set to begin at the actual operating income achieved in 2009, excluding stock-based compensation, of $473 million, which is consistent with the Company’s historical practice.

Payout of Funded Amounts. In the second step, amounts funded in the first step are paid to employees based on goals established in the areas of product and market development, manufacturing and quality, efficiency and cost performance and other areas directed at long-term stockholder value enhancement. The amount of our incentive pool that will be paid out as incentive bonuses (Pay-Out Pool) for each NEO is determined by an equal weighting of achievement of the operating income goal and team performance goals. The size of the Pay-Out Pool generally cannot exceed the size of the Plan Funding.

Team performance goals for the NEOs are established at the corporate level and are comprised of procedural growth, system sales growth and revenue growth, and goals related to fixed costs, marketing objectives, customer training effectiveness, product development, regulatory approvals and compliance, new product introductions, quality of production, applied research and intellectual property. Each NEO must contribute as a member of the team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility. The corporate level goals are initially established by the CEO and then reviewed and approved by the Board of Directors annually at the beginning of the year. Since the specific targets of our corporate performance goals are highly confidential, we do not publicly disclose specific objectives. Revealing specific objectives would provide competitors and other third parties with insights into the Company’s confidential planning process and strategies, thereby causing competitive harm.

The nature of goals and the weighting assigned to each is subject to change annually. Recurring goals are generally set above prior year results and budgeted levels. The performance goals are designed to be aggressive, and there is a risk that payments will not be made at all or will be made at less than 100% of the target amount. The achievement of the goals may be affected by several factors including, but not limited to, the impact of the global conditions, credit market and the related impact on health care spending; timing and success of product development and market acceptance of developed products; and regulatory approvals, clearances and restrictions. Due to these factors which are not entirely controlled by the NEOs and the stretch nature of the goal setting, it is relatively difficult to achieve the corporate performance goals. The challenge of the goals and the uncertainty in the environment ensures that any payments under the plan are truly performance-based, consistent with the plan’s objectives. Each NEO’s share of the Pay-Out Pool will be based upon their individual performance and contribution to the achievement of their goals.

Our cash incentives for our top sales executives, including one of our NEOs, Mr. McNamara, Executive Vice President, Worldwide Sales and Marketing (EVP of Sales and Marketing) are tied fully to performance plans which are calculated based on the achievement of predetermined sales metrics, including revenue, surgical procedures completed, contribution margins and fixed costs (the “Commission Plans”). Under these Commission Plans, which are approved by the Compensation Committee at the beginning of the year, the sales executives are assigned target and maximum levels for each metric which is then applied to a scaled bonus rate. The performance pay-out is scaled to the over-achievement of each metric.

Each year, the bonus and commissions structures are reviewed to ensure that the design and payment structure falls in line with our compensation philosophy. At the end of each year, the Compensation Committee determines the amount of the award to be paid to each officer by comparing actual results to the performance goals. The Compensation Committee may, in its discretion, reduce or increase the amount of any individual award based on the officer’s overall performance and his contribution to the achievement of the corporate performance goals.

Base Salaries. The Compensation Committee determines base salaries for each named executive officer based on the executive officer’s role and responsibilities, market benchmarking and individual job performance. The Company believes that base salaries are less important than long-term equity awards in achieving the goal of the Company’s executive compensation program. The de-emphasized role of base salaries as part of the executive compensation program is in the fact that base salaries are below the 50th percentile of peer companies for the named executive officers.

Employment Agreements or Other Arrangements

Change in Control Plan. In December 2008, the Board of Directors approved and adopted the Company’s Severance Plan (the “Change in Control Plan”). The Board believes the adoption of the Change in Control Plan is beneficial to our stockholders because it minimizes the uncertainty presented to our valuable workforce in the case of a change in control. Under this plan, all eligible employees of the Company who have been employed at least six months prior to the separation from service date, including executive officers, are entitled to the following severance benefits in the event of a termination of employment without cause or an involuntary separation from service within twelve months after a change in control of the Company:

•

A lump sum cash payment in the amount equal to the sum of six months of such eligible employee’s base compensation (defined in the Change in Control Plan as base salary and target bonus) plus an additional one month of base compensation for every year of such eligible employee’s service with the Company, such severance not to exceed 12 months;

•	Six months of COBRA premiums, provided that such eligible employee elects continued coverage under COBRA; and

•	100% vesting of all outstanding unvested equity awards that the eligible employee then holds.

See Potential Payment Upon Termination or Change in Control below for detailed discussions of the Change in Control Plan and estimates of the compensation that would have been payable to the NEOs, had they been triggered at December 31, 2009.

Other Arrangements. The named executive officers are employed at will. Based on the Company’s philosophy, the compensation program for the named executive officers does not include any of the following pay practices:

•	Employment agreements, except with Mr. Smith as discussed below;

•	Severance arrangements, except for the Change in Control Plan described above;

•	Cash payments made upon a change in control of the Company;

•	Tax reimbursements; and

•	Supplemental executive retirement benefits.

In addition, the Company does not provide any perquisites or change in control benefits to the named executive officers that are not available to other employees.

Employment Agreement with Lonnie Smith. The Company does not have any employment agreements with any named executive officers, except with Mr. Smith. Upon the commencement of Mr. Smith’s new role as Chairman of the Board effective January 2010, the key provisions of his employment agreement with the Company had been amended to an annual salary of $300,000, a target bonus percentage of 40% (performance-based, not a guaranteed bonus), along with stock options as approved by the Board. Specifically, Mr. Smith was not entitled to any severance under the Company’s Change in Control Plan upon the commencement of his new role as Chairman of the Board effective January 1, 2010.

Other Considerations

The Role of Compensation Consultants. The Compensation Committee has selected and directly retains the services of Compensia, an independent executive compensation consulting firm. Compensia only provides compensation consulting services to the Compensation Committee, and works with the Company’s management only on matters for which the Compensation Committee is responsible. The Compensation Committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. Compensia also provides general observations on the Company’s compensation programs, but it does not determine or recommend the amount or form of compensation for the named executive officers.

The Role of Peer Companies and Benchmarking. While we do not believe that it is appropriate to establish compensation levels based solely on benchmarking, we believe that information regarding pay practices at other companies is nevertheless useful in two respects. First, we recognize that compensation practices must be competitive in the marketplace. Second, independent marketplace information is one of several factors we consider in assessing the reasonableness of compensation. Accordingly, our Compensation Committee approved the engagement of Compensia to assist with updating our peer group and assessing the competitiveness of our Executive Compensation program. Peer groups are used for three purposes:

•	Direct Peer Group

•	Primary comparison for all aspects of executive compensation

•	Primary comparison for all aspects of Board compensation

•	Primary comparison for aggregate company equity utilization

•	Reference Peer Group

•	Data source for additional market perspective, in particular labor market competitors

•	Broad Peer Group

•	Secondary reference point used to compare executive compensation

•	Primary comparison for executives not matched to Direct Peers

Two selection criteria were used to establish our Direct Peer Group including:

1.	Revenue ($450 million to $2.25 billion)

2.	Market capitalization ($3 billion to $12 billion)

When compared to our 2008 Direct Peer Group, 100% of the existing direct peers met the revenue criterion; conversely 9 of the peers did not meet the market capitalization criterion. Nevertheless, given recent stock market volatility, it was agreed to retain these companies and re-examine in 2010. In 2009, two current peers were acquired (Respironics, Advanced Medicals Optics) and one merged (Invitrogen).

In 2009, our Direct Peer Group included Bio-Rad Laboratories, CONMED, Edwards Lifesciences, Haemonetics, Hologic, IDEXX Laboratories, Illumina, Integra LifeSciences Holdings, Inverness Medical Innovations, Kinetic Concepts, Medicis Pharmaceutical, Millipore, ResMed, Sirona Dental Systems, Varian Medical Systems and Waters Corp.

In addition to our direct peers, we created a reference peer group to gain additional perspective on labor market competitors. In 2009, this peer group consisted of Applied Materials, Boston Scientific, Covidien, Johnson & Johnson, KLA-Tencor, Lam Research, Medtronic, Novellus Systems, Smith & Nephew, St. Jude Medical and Stryker.

Finally in 2009, our Broad Peer Group included life sciences industry (“LSI”) and technology industry (“High-Tech”) market norms provided by Radford. A custom data cut from the Radford Life Science Survey consisting of U.S.-based, public, non-subsidiary life science companies with revenues 1/3 to 3x that of the Company was included. Secondarily a custom cut from the Radford Executive Compensation Survey was used with scope factors of U.S.-based, public, non-subsidiary technology companies with revenues 1/3 to 3x Intuitive and market capitalization to revenues ratio greater than 2x.

References to “marketplace” or “market” refer to the review of the peer groups, as discussed above.

Compensia assessed Intuitive Surgical’s executive pay and performance relative to the aforementioned Direct Peer Group. Secondly, they collected compensation data for certain key labor market competitors (the Reference Peer Group). Next, Compensia examined competitive pay levels for the five NEOs plus 17 additional executives against current compensation levels; this review led to the following observations:

•	On average, base salaries are positioned between the 25th and 50th percentiles of the LSI marketplace.

•	On average, target total cash compensation (base salaries and bonus) is positioned between the 25th and 50th percentiles of the LSI marketplace.

•	The fiscal 2009 annual equity grant levels exceeded the market 75th percentile in fair values.

The Compensation Committee, however, does not set compensation components to meet specific benchmarks, such as targeting salaries “above the median” or equity compensation “at the 75th percentile.” Furthermore, the Compensation Committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by the named executive officers.

Tax Deductibility of Compensation Expense. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that the Company can deduct in any one year for compensation paid to the chief executive officer and the three most highly-compensated named executive officers employed by the Company at the end of the year (other than the Company’s chief financial officer). However, the $1 million deduction limit does not apply to compensation that is performance-based and provided under a plan that has been approved by the Company’s stockholders. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions as noted above and retains the flexibility to grant awards it determines to be consistent with the Company’s goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

The awards under the CIP, Commission Plans and 2000 Equity Incentive Plan are not designed to qualify as performance-based compensation under Section 162(m) for tax deductibility. The awards under the 2010 Incentive Award Plan may qualify as performance-based compensation under Section 162(m) for tax deductibility.

COMPENSATION DECISIONS FOR 2009

Long-Term Equity Awards

In fiscal 2010, 2009 and 2008, the Compensation Committee authorized the following equity grants for the named executive officers based on its assessment of the factors discussed in the section titled “The Role of Long-Term Equity Awards”:

	Options Granted (#)
NEO	2010	2009	2008
Lonnie M. Smith	18,000	60,000	60,000
Gary S. Guthart	37,500	60,000	50,000
Jerome J. McNamara	30,000	50,000	40,000
Marshall L. Mohr	18,750	30,000	25,000
Mark J. Meltzer	17,000	30,000	25,000

In February 2010, the Compensation Committee approved annual stock grants for certain eligible employees. Given the increase in the Company’s stock price and the Company’s commitment of a net “burn rate” (see below) of 3.0% in the long-term, options grants to employees, including NEOs, were reduced relative to prior years.

We believe the Company’s executive compensation policy is closely aligned with stockholders interests. While salary and an annual cash incentive bonus represent the achievement of shorter term goals, stock option awards, with a four-year vesting schedule and ten-year term, represent a longer term compensation structure that promotes retention and continuous commitment to the operating results of the Company. Annual stock option grants occur every February and reflect the value of one’s individual contribution to the Company, both present and future. At this phase in the Company’s growth cycle, a majority of executive annual compensation is derived from the value of options granted. The following chart displays the historical relationship between our CEO’s annual compensation and the change in stockholder value as reflected by the percentage change in value of the Company’s common stock price. For comparative purposes, CEO annual compensation consists of salary, accrued bonus, plus the value of equity compensation paid out in February of the following year (the value of the 2010 equity compensation was estimated).

*	The CEO Compensation decrease in 2009 reflects the change in responsibilities for Lonnie Smith relative to the transition of Gary Guthart as CEO in January 2010.

Burn rate. In administering our equity program, we actively manage our grants in accordance with a target “burn rate.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations and expirations, divided by the sum of the undiluted weighted average shares of our common stock outstanding during the year plus the number of options that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. The total number of options granted in 2009 was 1,661,596 and the number of options cancelled or expired was 187,180. As of December 31, 2009 the weighted average number of shares outstanding was 38,297,761 and the total number of granted options outstanding was 4,592,656. For fiscal 2009, our burn rate was 3.44%, and our three-year average burn rate from fiscal 2007 through fiscal 2009 was 2.86%. We believe that our burn rate is reasonable in relation to companies in our industry and reflects a judicious use of equity for compensation purposes.

Base Salary Increases

Base salaries for executives are reviewed annually in June or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices. In 2009, given the poor economic environment, we delayed increases to the executives, including the NEOs’ salary increases, from July 1st to October 1st. Increases for all other employees were granted in the normal July 1st timeframe.

With the assistance of Compensia, the Compensation Committee determined that the total cash compensation for the named executive officers was significantly below the median of peer companies despite the Company’s superior financial performance. As a result, the Compensation Committee approved base salary increases, reflected in the table below, which take into consideration the Company’s team-based approach and the scope of the executive’s role and responsibilities relative to other members of the executive team. After giving effect to these increases, the named executive officers’ total cash compensation opportunities still remain below median due to the Company’s philosophy of setting target and maximum bonus opportunities at levels lower than the range commonly provided by peer companies.

Name	Previous Salary ($)	New Salary ($)
Lonnie M. Smith(1)	508,700	508,700
Gary S. Guthart(2)	430,000	430,000
Jerome J. McNamara	335,000	360,000
Marshall L. Mohr	335,000	355,000
Mark J. Meltzer	325,000	340,000

(1)	Mr. Smith did not receive a salary increase in 2009 since he was resigning from the role of Chief Executive Officer effective January 1, 2010. His base salary was decreased to $300,000 effective January 1, 2010 at the transition of his role to Chairman of the Board exclusively and an executive officer of the Company.
(2)	Dr. Guthart did not receive a salary increase in 2009 since he was being promoted to President and Chief Executive Officer, effective January 1, 2010. In connection with his promotion, Dr. Guthart’s base salary increased to $500,000 on January 1, 2010.

Performance-Based Cash Bonus Awards

The Company’s 2009 performance exceeded the Company’s goals for operating income, excluding stock-based compensation, established by the Compensation Committee for the bonus program. As a result, the incentive pool was funded at 125% of the total targeted cash amount. The amounts earned are a reflection of the Company’s performance as well as the NEO’s individual performance against their goals. The Company also exceeded the revenue, surgical procedures, and contribution margins established by the Compensation Committee for Mr. McNamara’s Commission Plan. The table below shows each named executive officer’s performance-based cash bonus award for 2009, which was earned in fiscal 2009 and paid in fiscal 2010.

Name	2009 Bonus Award ($)
Lonnie M. Smith	382,000
Gary S. Guthart	269,000
Jerome J. McNamara	741,186
Marshall L. Mohr	180,000
Mark J. Meltzer	170,000

COMPENSATION RISK CONSIDERATIONS

The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. The Company, after reviewing and discussing the compensation programs with the Compensation and Audit Committees of the Board, believes that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and thus do not encourage risk taking. While the performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s performance-based award programs represent a small percentage of employees’ total compensation opportunities. The Company believes that the programs appropriately balance risk and the desire to focus employees on specific short-term goals important to the Company’s success, and that it does not encourage unnecessary or excessive risk taking.

Compensation provided to employees is in the form of long-term equity awards that are important to help further align employees’ interests with those of the Company’s stockholders. The Company believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

2009 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth summary information concerning the compensation paid to our NEOs in years ending December 31, 2009, 2008, and 2007 for services to our Company in all capacities.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Total ($)
Lonnie M. Smith,	2009	508,700	3,289,842	382,000	4,180,542
Chief Executive Officer and Chairman of the Board(3)	2008	496,850	8,670,948	390,000	9,557,798
	2007	465,000	3,269,616	365,000	4,099,616

Gary S. Guthart,	2009	430,000	3,289,842	269,000	3,988,842
President and Chief Operating Officer(4)	2008	420,000	7,225,790	275,000	7,920,790
	2007	385,000	1,634,808	256,000	2,275,808

Jerome J. McNamara,	2009	341,250	2,741,535	741,186	3,823,971
Executive Vice President, Worldwide Sales and Marketing	2008	327,500	5,780,632	530,823	6,638,955
	2007	300,000	1,167,720	834,726	2,302,446

Marshall L. Mohr,	2009	340,000	1,644,921	180,000	2,164,921
Senior Vice President and Chief Financial Officer	2008	327,500	3,612,895	172,000	4,112,395
	2007	310,000	934,176	160,000	1,404,176

Mark J. Meltzer,	2009	328,750	1,644,921	170,000	2,143,671
Senior Vice President, General Counsel	2008	320,000	3,612,895	158,000	4,090,895
	2007	40,587	4,277,781	35,000	4,353,368

(1)	The amounts in this column represent the grant date fair values of the option awards granted to the executive in the fiscal year in accordance with stock compensation accounting. See Note 9 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on January 29, 2010 for a discussion of all assumptions made by us in determining the valuation of the equity awards.
(2)	Refers to annual bonus earned in the current fiscal year under the CIP and Commission Plan and paid during February of the next fiscal year. See the “Compensation Discussion & Analysis” section above for a more detailed discussion.
(3)	Mr. Smith served as the Chairman of the Board and Chief Executive Officer until December 31, 2009. Effective January 1, 2010, Mr. Smith resigned from his role as the Chief Executive Officer and remained as the Chairman of the Board as well as an executive officer of the Company.
(4)	Dr. Guthart served as our President and Chief Operating Officer until December 31, 2009. Effective January 1, 2010, Dr. Guthart was appointed as the President and Chief Executive Officer upon Mr. Smith’s resignation as the CEO.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table shows information about the non-equity incentive awards and equity-based awards granted to our NEOs in 2009:

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			All Other Option Awards: # of Shares Underlying Options (2)	Price of Options ($/Sh)	Grant Date Fair Value of Option Awards (3)
		Threshold ($)	Target ($)	Maximum ($)
Lonnie M. Smith	2/17/2009		—		60,000	107.27	3,289,842
		—	305,220	381,525
Gary S. Guthart	2/17/2009		—		60,000	107.27	3,289,842
		—	215,000	268,750
Jerome J. McNamara	2/17/2009		—		50,000	107.27	2,741,535
		—	442,881	1,284,354
Marshall L. Mohr	2/17/2009		—		30,000	107.27	1,644,921
		—	142,000	177,500
Mark J. Meltzer	2/17/2009		—		30,000	107.27	1,644,921
		—	136,000	170,000

(1)	The bonus target for Mr. Smith was 60% of base salary; 50% of base salary for Dr. Guthart; and 40% of base salary for both Mr. Mohr and Mr. Meltzer under the CIP. Mr. McNamara is under the Commission Plan and the target is calculated based on achieving 100% of predetermined sales metrics. At its discretion, the Compensation Committee has the authority to pay any NEO in excess of or below his or her targeted bonus amount. The goals for 2009 were approved by the Compensation Committee in February 2009. The payout amounts for each NEO were reviewed and approved by the Compensation Committee and the Board of Directors in January 2010 upon completion of the Consolidated Financial Statements for fiscal 2009. The maximum bonus or performance payout is calculated at 125% of the target; however, the Compensation Committee may award higher amounts based on individual performance. Actual amounts acquired under the CIP and the Commission Plan for fiscal year 2009 are reflected in the Summary Compensation Table in this proxy statement. See “Compensation Discussion & Analysis” section above for detailed discussion of the plans.
(2)	The option awards were issued under our 2000 Equity Incentive Plan and vests 1/8 at the end of six months and 1/48 per month through a four-year period.
(3)	The amounts shown represent the fair value per share as of the grant date of such award determined pursuant to stock compensation accounting, multiplied by the number of shares. See Note 9 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on January 29, 2010 for a discussion of all assumptions made by us in determining the valuation of the equity awards.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2009

The following table summarizes the outstanding stock options that were held by our NEOs as of December 31, 2009:

	Outstanding Equity Awards at 12/31/09
Name	Grant Date	# of Securities Underlying Unexercised Options (# Exerciseable)	# of Securities Underlying Unexercised Options (# Unexerciseable) (*)	Option Exercise Price ($/sh)	Option Expiration Date
Lonnie M. Smith	2/13/2004	70,000	—	18.50	2/13/2014
	2/11/2005	65,000	—	47.86	2/11/2015
	2/7/2006	57,500	2,500	106.69	2/7/2016
	2/15/2007	49,583	20,417	112.66	2/15/2017
	2/15/2008	27,500	32,500	303.27	2/15/2018
	2/17/2009	12,500	47,500	107.27	2/17/2019

Gary S. Guthart	1/22/2001	21,255	—	14.50	1/22/2011
	2/6/2003	688	—	11.74	2/6/2013
	2/13/2004	8,055	—	18.50	2/13/2014
	2/11/2005	15,000	—	47.86	2/11/2015
	2/7/2006	47,917	2,083	106.69	2/7/2016
	2/15/2007	24,792	10,208	112.66	2/15/2017
	2/15/2008	22,917	27,083	303.27	2/15/2018
	2/17/2009	12,500	47,500	107.27	2/17/2019

Jerorme J. McNamara	2/7/2006	2,083	1,042	106.69	2/7/2016
	2/15/2007	1,416	7,292	112.66	2/15/2017
	2/15/2008	18,333	21,667	303.27	2/15/2018
	2/17/2009	5,417	39,583	107.27	2/17/2019

Marshall L. Mohr	3/17/2006	18,875	3,125	98.37	3/17/2016
	2/15/2007	14,167	5,833	112.66	2/15/2017
	2/15/2008	11,458	13,542	303.27	2/15/2018
	2/17/2009	6,250	23,750	107.27	2/17/2019

Mark J. Meltzer	11/7/2007	15,625	14,375	309.46	11/7/2017
	2/15/2008	11,458	13,542	303.27	2/15/2018
	2/17/2009	6,250	23,750	107.27	2/17/2019

(*)	Under our Stock Option Plans, all these options vest 12.5% upon completion of 6 months of service following the date of grant and 1/48 per month thereafter, contingent upon continued employment. All of these options have a ten-year term

OPTIONS EXERCISES DURING FISCAL 2009

The following table summarizes the options exercised during the year ended December 31, 2009 and the value realized upon exercise for our NEOs:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)
Lonnie M. Smith	29,794	6,768,920
Jerome J. McNamara	24,000	3,300,887
Marshall L. Mohr	14,000	2,296,165

(1)	The value realized equals the excess of the fair market value of our common stock at exercise over the option exercise price, multiplied by the number of shares for which the option was exercised.

Potential Payments Upon Termination or Change in Control

The table below shows potential payments to the NEOs upon change in control of Intuitive Surgical and subsequent involuntary separation from service within twelve months after the change in control, in accordance with the Change in Control Plan. The amounts shown assume that termination was effective December 31, 2009, the last business day of the year, under Change in Control Plan are estimates of the amounts that would be paid to the executives upon termination in addition to the base salary and bonus earned during 2009. The actual amounts can be determined only at the actual time of an executive’s termination. Mr. Smith’s employment agreement had been amended and in connection with his new role as Chairman of the Board, he was not entitled to any severance under the Company’s Change in Control Plan effective January 1, 2010. See the Employment Agreements or Other Arrangements section of the Compensation Discussion and Analysis in this proxy statement for a discussion of the terms of the Change in Control Plan and Mr. Smith’s employment agreement.

Name	Base Compensation ($) (1)	COBRA Premiums ($)	Total Spread Value Acceleration ($) (2)	Total Potential Payment ($)
Lonnie M. Smith	813,920	6,007	13,709,601	14,529,528
Gary S. Guthart	645,000	8,818	11,679,123	12,332,941
Jerome J. McNamara	802,881	8,517	9,364,166	10,175,564
Marshall L. Mohr	408,250	8,818	6,414,541	6,831,609
Mark J. Meltzer	362,667	5,543	4,660,967	5,029,177

(1)	Amounts shown are the maximum potential payment the executive would receive as of December 31, 2009. Amounts of parachute payment cut-back as described below, if any, would be calculated at actual termination.
(2)	Amounts shown assume that all stock options would be exercised immediately upon termination of employment. Stock option values represent the excess of value of the option shares for which vesting is accelerated over the exercise price for those option shares, using $303.43 per share, which is the closing market price of a share of our common stock on December 31, 2009, the last business day of our fiscal year.

For purposes of the Change in Control Plan, an involuntary separation from service for the NEOs generally means, (i) without the executive’s express written consent, the assignment to the executive of any duties or the significant reduction of the executive’s duties, authority or responsibilities, which is inconsistent with the executive’s duties, authority or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such duties, authority or responsibilities; (ii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced; (iv) the relocation of the executive to a facility or a location more than 25 miles from the executive’s then present location, without the executive’s express written consent; (v) any purported termination of the executive by the Company which is not effected for disability or for cause, or any purported termination for which the ground relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the agreement by any successors contemplated in the Change in Control Plan; or (vii) any act or set of facts or circumstances which would, under California case law or statute constitute a constructive termination of the executive. In order for an executive to terminate employment in an involuntary separation from service, he or she must provide notice to the Company of the existence of a condition listed above, within 30 days of the initial existence of the condition, and the Company shall have 30 days following receipt of such notice to remedy such condition and not make any payments hereunder in connection with such termination of employment.

The payments and benefits pursuant to the Change in Control Plan are subject to the executive’s execution and non-revocation of a release of claims. Further, the Change in Control Plan specifically provides for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as which would result in no portion of the payments being subject to an excise tax under Section 280G of the Internal Revenue Code, whichever of the foregoing amounts is greater on an after-tax basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has determined that the following directors are “independent” under current NASDAQ rules: Alan J. Levy, Eric H. Halvorson, D. Keith Grossman, Robert W. Duggan, Floyd D. Loop, George Stalk Jr., and Mark J. Rubash.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The information in the following table sets forth the ownership of our common stock, as of December 31, 2009, by: (i) any person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each of the executive officers named in our Executive Officers of the Company section; (iii) each of our directors; and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For the purposes of calculating the percent ownership, as of December 31, 2009, approximately 38,502,903 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within 60 days of December 31, 2009, these shares are treated as if outstanding for that person, but not for any other person.

The following table indicates those owners and their total number of beneficially owned shares, including shares subject to options exercisable within 60 days of December 31, 2009; however, unless otherwise indicated, these shares do not include any options awarded after December 31, 2009:

	Beneficial Ownership
Beneficial Owner	Number of shares		Percent of Total
Capital Word Investors	4,036,625	(1)	10.5%
BlackRock, Inc.	3,290,367	(2)	8.5%
Sands Capital Management, LLC	2,516,399	(3)	6.5%
T. Rowe Price Associates, Inc.	2,452,283	(4)	6.4%
Marsico Capital Management, LLC	2,004,287	(5)	5.2%
Lonnie M. Smith	704,181	(6)	1.8%
Gary S. Guthart, Ph.D.	177,646	(7)	*
Robert W. Duggan	163,402	(8)	*
Marshall L. Mohr	56,562	(9)	*
Mark J. Meltzer	37,072	(10)	*
Jerome J. McNamara	34,868	(11)	*
Floyd D. Loop, M.D	20,000	(12)	*
Alan J. Levy, Ph.D.	19,713	(13)	*
Augusto V. Castello	19,187	(14)	*
Mark J. Rubash	16,676	(15)	*
George J. Stalk	16,666	(15)	*
Eric H. Halvorson	7,571	(16)	*
D. Keith Grossman	5,000	(16)	*
All executive officers and directors as a group (13 persons)	1,278,544	(17)	3.3%

*	Represents less than 1% of the issued and outstanding shares.
(1)	Based on information provided by Capital World Investors, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, in a schedule 13G/A filed with the SEC on February 11, 2010 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2009. According to such schedule 13G/A, Capital World Investors is an investment advisor and has sole power to vote or direct the vote with respect to 1,490,000 shares and sole power to dispose or direct the disposition with respect to 4,036,625 shares.
(2)	Based on information provided by BlackRock, Inc, (“BlackRock”) 40 East 52nd Street, New York, NY 10055, in a Sechdule 13G filed with the SEC on January 29, 2010 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2009. According to such schedule 13G, BlackRock has the sole power to dispose or direct the disposition with respect to 3,290,367 shares.
(3)

Based on information provided by Sands Capital Management, LLC, (“Sands Capital”) 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209, in a Schedule 13G/A filed with the SEC on February 14, 2008 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2007. According to such schedule 13G/A, Sands Capital has the sole power to vote or direct the vote with respect to 1,486,965 and the sole power to dispose or direct the disposition with respect to 2,516,399 shares.

(4)	Based on information provided by T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 E. Pratt Street, Baltimore, MD 21202, in a Schedule 13G filed with the SEC on February 11, 2010 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2009. According to such schedule 13G, T. Rowe Price is an investment advisor and has sole power to vote or direct the vote with respect to 645,316 shares and sole power to dispose or direct the disposition with respect to 2,452,283 shares.
(5)	Based on information provided by Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202, in a Schedule 13G filed with the SEC on February 11, 2010 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2009. According to such schedule 13G, Marsico Capital Management, LLC is an investment advisor and has sole power to vote or direct the vote with respect to 1,704,637 shares and sole power to dispose or direct the disposition with respect to 2,004,287 shares.
(6)	Includes 292,500 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(7)	Includes 161,248 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(8)	Includes 22,500 shares issuable pursuant to options exercisable within 60 days of December 31, 2009 and 7,725 shares managed for individual investors.
(9)	Includes 55,958 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(10)	Includes 36,875 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(11)	Includes 33,083 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(12)	Includes 20,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(13)	Includes 17,500 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(14)	Includes 19,187 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(15)	Includes 16,666 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(16)	Includes 5,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.
(17)	Includes 702,183 shares issuable pursuant to options exercisable within 60 days of December 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% holders are required to furnish us with copies of all of these forms which they file.

Based solely on our review of these reports or written representations from certain reporting persons, we believe that during 2009, all filing requirements applicable to our officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met. During 2007, a Form 4 to report the gift of 250 shares of the Company’s common stock by Mr. Lonnie M. Smith was not timely filed. A late Form 4 reporting this gift of shares was filed with the Securities and Exchange Commission on January 27, 2010.

Code of Business Conduct & Ethics

We have adopted a code of ethics that applies to all employees, including our principal executive officer and principal financial officer. The full text of our code of ethics is posted on our website at www.intuitivesurgical.com. We intend to disclose future amendments to our code of business conduct and ethics, or certain waivers of such provisions, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Equity Compensation Plan Information

The following table contains information as of December 31, 2009 for two categories of equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	4,592,656	$157.25	9,457,849
Equity compensation plans not approved by security holders(2)	—	$—	300,000

Total	4,592,656	$157.25	9,757,849

(1)	Represents options under the 2000 Equity Incentive Plan which expires on March 17, 2010, the 2000 Non-Employee Directors’ Plan which expires on March 17, 2013, and 835,062 shares available for future issuance under the Employee Stock Purchase Plan. All options authorized and remaining available for issuance at the expiration date will be terminated. Options issued and outstanding at that date will remain outstanding until exercised, forfeited or when they lapse.
(2)	Represents options under the 2009 Employment Commencement Incentive Plan, adopted by the Board of Directors in October 2009. The plan provides for the reservation of 300,000 shares to be used exclusively for the grant of non-statutory stock options to new employees, who were not previously an employee or non-employee director of the Company. Options are granted at an exercise price not less than the fair market value of the stock on the date of grant and have a term not to exceed ten years. Currently, no options have been granted under this plan.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company’s independent registered public accounting firm and its auditors for the year ended December 31, 2009 were Ernst & Young LLP. We expect that Ernst & Young LLP will serve as our independent registered public accounting firm and auditors for fiscal year 2010. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. All of the services described in the following fee table were approved by the Audit Committee.

	Years Ended December 31,
	2009	2008
Audit Fees	$1,549,625	$1,646,000
Tax Fees	102,000	12,000
All Other Fees	12,795	1,500

Total	$1,664,420	$1,659,500

Audit Fees. This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings, for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Tax Fees. This category consists of services provided by Ernst & Young for tax compliance, tax advice, and tax planning.

All Other Fees. This category consists of all other services provide by Ernst & Young that are not reported above. The services for the disclosed under this category include accounting consultation fees and an annual subscription fee to Ernst & Young for accounting literature.

Pre-Approval Policies and Procedures

All audit services, audit-related services, tax services and other services were pre-approved by our Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy provides for the pre-approval of audit, audit-related, tax, and other services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent registered public accounting firm. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with Rule 4200(a)(15) of the NASDAQ Stock Market’s regulations and Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.intuitivesurgical.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our Company’s financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm’s qualifications and independence and the performance of the persons performing internal audit duties for our Company and the independent registered public accounting firm. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2009.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Ernst & Young LLP, the independent registered public accounting firm;

•

discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged With Governance, as may be modified or supplemented; and

•

received from Ernst & Young LLP the written disclosures and the letter regarding their independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as may be modified or supplemented, and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Mark J. Rubash (Chairman)	Eric H. Halvorson	George J. Stalk, Jr.

OVERVIEW OF PROPOSALS

This Proxy Statement contains TWO proposals requiring stockholder action. Proposal No. 1 requests the election of THREE directors to the Board. Proposal No. 2 requests the approval the Company’s 2010 Incentive Award Plan. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors, which is divided into three classes, has nine authorized seats. Three Class I directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2013 Annual Meeting of Stockholders or until a successor has been elected and qualified. The remaining six directors will continue to serve their respective terms.

Proxies cannot be voted for more than the three named nominees.

Alan J. Levy, Eric H. Halvorson, and Amal M. Johnson have been nominated by the Board of Directors to serve as Class I directors. Mr. Levy and Mr. Halvorson are currently directors, and Ms. Johnson is currently the Chairman of the Board of Directors of MarketTools, Inc. Ms. Johnson has been nominated by the Board to serve as a Class I director effective following her election at the Annual Meeting in the place of current director D. Keith Grossman. Please refer to “Directors and Corporate Governance” section above for the nominees’ biographies.

Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Vote Required

A plurality of the votes is required to elect the directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected.

Recommendation of the Board

The Board recommends that stockholders vote FOR the election of Messrs. Alan Levy and Eric Halvorson and Ms. Johnson.

PROPOSAL NO. 2

APPROVAL OF THE INTUITIVE SURGICAL, INC. 2010 INCENTIVE AWARD PLAN

We are asking you to approve the Intuitive Surgical, Inc. 2010 Incentive Award Plan, or the 2010 Plan. Our Board of Directors has unanimously adopted, subject to stockholder approval, the 2010 Plan for employees and other service providers of the Company and its subsidiaries. The 2010 Plan will become effective if the 2010 Plan is approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Introduction

The Company’s 2000 Equity Incentive Plan, or the 2000 Plan, which was approved by stockholders prior to the Company going public in 2000, expires on March 17, 2010. All shares previously authorized but not issued under this plan (approximately 7,378,114 shares) will expire (options outstanding but unexercised at March 17, 2010 will remain outstanding until they are either exercised or forfeited, or they expire in accordance with their original terms). Due to the expiration of the 2000 Equity Incentive Plan, our Compensation Committee and the Board of Directors have approved and are asking you to approve the 2010 Plan. Approval of the 2010 Plan will allow the Company to continue to provide equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value. Non-approval of the 2010 Plan may compel the Company to increase the cash component of employee compensation because the Company would need to replace components of compensation previously delivered in equity awards. Replacing equity compensation with cash may lead to a greater cash compensation expense and a decrease in cash flow.

In October 2009, the Board approved the 2009 Employment Commencement Incentive Plan specifically to issue options to new hires. The Board authorized 300,000 shares to be issued under the plan which represents an estimate of the shares necessary for new hires from the expiration of the 2000 Equity Incentive Plan through the end of 2010. The 2009 Employment Commencement Incentive Plan shares have been listed with NASDAQ but as permitted under NASDAQ, we will not seek stockholder approval of the plan. The options under the 2009 Employment Commencement Incentive Plan, by rule, can only be issued to new hires. The Company is now seeking approval for the 2010 Incentive Award Plan, which will be used for our recurring annual grants.

The 2009 Employment Commencement Incentive Plan and the 2010 Incentive Award Plan will be the only active employee equity plans (other than our Employee Stock Purchase Plan) (the 2009 Employment Commencement Incentive Plan and the 2010 Incentive Award Plan are collectively referred to herein as the “Employee Stock Option Plans”). The Compensation Committee anticipates that the 1,250,000 shares requested under the 2010 Incentive Award Plan plus the 300,000 shares authorized under the 2009 Employment Commencement Incentive Plan (together the “Option Plans”) will enable the Company to fund its equity compensation program through the date of our 2011 Annual Meeting, accommodating anticipated grants relating to the hiring, retention and promotion of employees.

The Company believes that long-term equity awards in the form of stock options are an extremely important way to attract and retain a talented executive team and align the executives’ interests with the Company’s stockholders. Over the past five years, the Company’s investment in the expansion of robotic surgery, including development of da Vinci Surgical Systems, development of surgical instruments and accessories, regulatory approval and compliance, expanding surgical applications, training surgeons and surgical teams and otherwise expanding the market for our products; has resulted in exceptional growth in the Company’s revenue and earnings. Over the five-year period from 2005 through 2009, the Company’s annual revenue grew from $227 million to $1.052 billion; net income grew from $94 million to $233 million, while the Company grew cash and investments from $132 million at December 31, 2004 to $1.172 billion at December 31, 2009. The Company’s success has also resulted in a significant increase in stockholder value as the Company’s market capitalization grew from $1.4 billion at December 31, 2004 to $11.7 billion at December 31, 2009, an increase of 753%.

The Board believes the Company’s success is due to its highly talented employee base and that future success depends on the ability to attract and retain high-caliber employees. The Company’s engineering operations are primarily located in Silicon Valley, where it must compete with many technology companies, including high profile start-ups, for a limited pool of talented people. We also compete with other large medical device companies for a limited pool of exceptional sales and service personnel globally. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the high-quality employees it needs.

The Compensation Committee (which administers our equity plans) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward employees whose contributions are critical to the long-term success of the Company. Key considerations in requesting stockholder approval for the plans are:

•

The Company stresses a team approach and environment, believes that all employees should be driving a common set of goals and believes that our employees’ interests should be aligned with the interests of our stockholders. Accordingly, all U.S. employees and practically all non-U.S. employees are granted stock options.

•	Our Employee Stock Option Plans do not allow repricings. We believe that repricings upset the alignment in the interests of the employees with the interests of the stockholders.

•

Our Employee Stock Option Plans do not provide for Restricted Stock Units. Restricted stock units provide value to employees regardless of whether the stock value increases or decreases. As a result, we believe that restricted units do not incent stockholder value as do stock options.

•	All stock options are granted at fair market value at the grant date and cannot be discounted.

•	No evergreen provision has been included in the Employee Stock Option Plans.

•	Stock options under the Employee Stock Option Plans cannot be transferred to third parties.

•

The Compensation Committee intends to limit the average number of stock options granted under the Employee Stock Option Plans plus the Directors’ Option Plan to a burn rate of no more than 3% (see below).

Burn Rate and Overhang

In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations and expirations, divided by the sum of the undiluted weighted average shares of our common stock outstanding during the year plus the number of options that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. The total number of options granted in 2009 was 1,661,596 and the number of options cancelled or expired was 187,180. As of December 31, 2009 the weighted average number of shares outstanding was 38,297,761, and the total number of granted options outstanding was 4,592,656. For fiscal 2009, our burn rate was 3.44% and our three-year average burn rate from fiscal 2007 through fiscal 2009 was 2.86%.

We define “overhang” as the equity awards outstanding but not exercised, plus equity awards available to be granted (the “available equity award shares”), divided by the total shares of common stock outstanding plus the available equity award shares. The “overhang” measures the potential dilutive effect of outstanding equity awards and future awards available for grant. At December 31, 2009 options available for grant under the 2009 Employment Commencement Incentive Plan were 300,000, options available to grant under the 2000 Plan were 8,472,787, options available to grant under the 2000 Non-Employee Directors’ Plan were 150,000, and options under all plans that were previously granted and outstanding were 4,592,656. The Company’s overhang as of December 31, 2009 was 26%. As of February 17th, 2010, assuming stockholder approval of the 2010 Plan, the impending cancellation of all the approximately 7,378,114 options currently available to grant under the 2000 Equity Incentive Plan, and basic shares outstanding at February 17th, 2010 of 38,900,589, our current overhang, based on the above formula and the data in the table below, would be 15%. The significant decrease in the overhang is the result of the 2000 Plan shares that were available for grant that expire on March 17, 2010.

The following table shows the details of options available for grant after the expiration of the 2000 Plan and assuming stockholders approve the 2010 Plan:

Proposed shares under 2010 Incentive Award Plan	1,250,000
2009 Employment Commencement Incentive Plan	300,000
2000 Non-employee Directors’ Stock Option Plan	150,000

Total estimated shares available to grant	1,700,000
Options outstanding on February 17, 2010(1)	5,370,370

Total overhang	7,070,370

Total overhang percentage	15%

(1)	Includes annual grant of 1,031,287 shares of options made on February 16, 2010 and year to date net new hire grants of 63,386 shares.

As of February 17th, 2010 and prior to the expiration of the 2000 Plan on March 17th, 2010, share issuance under the 2000 Plan will be negligible. Grants occurring after the expiration of the 2000 Plan will come from either the Non-Employee Directors’ Plan or the 2009 Employment Commencement Incentive Plan or the proposed 2010 Plan when approved by stockholders.

We believe that our burn rate and equity overhang (with or without including the shares requested under the 2010 Plan) are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes. We also encourage our employees to hold their options for an extended period of time and view performance for the long-term.

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (1)	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (1)
$0.00 – 47.86	564,020	3.79	$28.93		564,020		$28.93
$48.15 – 112.66	2,024,367	8.00	106.81		852,164		106.13
$113.06 – 303.00	790,692	8.31	215.19		297,017		209.14
$303.27 – 303.27	761,282	7.98	303.27		350,380		303.27
$308.96 – 353.00	1,230,009	9.79	332.82		58,448		331.34

TOTAL	5,370,370	8.01	$194.21	$789,601,545	2,122,029	6.43	$138.78	$429,658,134

(1)	The aggregate intrinsic value represents the total pre-tax intrinsic value, based on the Company’s closing stock price of $341.15 as of February 17, 2010, which would have been received by the option holders had all option holders exercised their options as of that date.

As of February 17, 2010, there were approximately 5,370,370 stock option awards that remained outstanding and unexercised, of which approximately 19% were held by our named executive officers. The stock options had a weighted average exercise price of $194.21 and a weighted average remaining life of 8.01 years. The options generally vest over four years. As illustrated in the table below, as of February 17, 2010 of the 5,370,370 outstanding stock options, 318,276 had been outstanding for more than six years, and all of these have been continuously in the money, with a weighted average exercise price of $16.21 and a weighted average remaining term of 2.98 years. Stock options outstanding for less than six years totaled 5,052,094, with a weighted average exercise price of $205.42 and a weighted average remaining term of 8.34 years.

	Options Outstanding As of February 17, 2010
	Options	Weighted Average Exercise Price	Weighted Average Remaining Term
Vested options in the money and outstanding in excess of six years	318,276	$16.21	2.98
Options outstanding six years or less	5,052,094	$205.42	8.34

A summary of the principal provisions of the 2010 Plan is set forth below. The summary is qualified by reference to the full text of the 2010 Plan, which is attached as Annex C to this proxy statement.

General

•	The 2010 Plan has a ten-year term.

•	The 2010 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, and stock appreciation rights to eligible individuals.

•	1,250,000 shares of common stock will be authorized for issuance pursuant to awards under the 2010 Plan.

•

Assuming that Proposal No. 2 is approved, the authorized shares of common stock under our 2010 Plan represent approximately 3.3% of the total outstanding shares of common stock as of December 31, 2009.

•	As of December 31, 2009, the closing price of our common stock on the NASDAQ Global Select Market was $303.43 per share.

Administration

The 2010 Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee may delegate to a committee of one or more members of our Board of Directors or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board of Directors, the Compensation Committee will consist solely of two or more members of the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code, a Non-Employee Director, and an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of our common stock are traded).

The Compensation Committee will have the exclusive authority to administer the 2010 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities. However, the full Board of Directors will conduct the general administration of the 2010 Plan with respect to any awards to non-employee members of the Board of Directors.

Eligibility

Persons eligible to participate in the 2010 Plan include our non-employee members of the Board of Directors, employees of the Company and its subsidiaries and affiliates (including our executive officers), and consultants to the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

The number of shares of common stock which are available for grant pursuant to the 2010 Plan is 1,250,000 shares of common stock. The shares of common stock covered by the 2010 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without delivery of shares to the participant, then any shares subject to the award may be used again for new grants under the 2010 Plan. However, shares which are (i) tendered by the holder or withheld by us in satisfaction of tax withholding obligations, (ii) subject to a stock appreciation right that are not issued in connection with a stock settlement of such right, or (iii) purchased on the open market with the cash proceeds from an option exercise, will not be available for grant under the 2010 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries or affiliates will not be counted against shares available for issuance under the 2010 Plan.

The maximum number of shares of common stock that may be subject to one or more awards granted to any one participant pursuant to the 2010 Plan during any calendar year is 1,000,000.

Awards

The 2010 Plan provides for the grant of incentive stock options, nonqualified stock options and stock appreciation rights. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2010 Plan. See the Summary Compensation Table and Grants of Plan-Based Awards Table, for information on prior awards to our named executive officers identified in those tables.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2010 Plan. The option exercise price of all stock options granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event may a stock option have a term extending beyond ten years after the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of Company stock, however, shall have an exercise price that is not less than 110% of the fair market value of the common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

The Compensation Committee will determine the methods by which payments by any award holder with respect to any awards may be paid, the form of payment, including, without limitation: (1) cash or check or (2) other property acceptable to the Compensation Committee (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale). However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act.

Stock appreciation rights may also be granted under the 2010 Plan. Stock appreciation rights, or SARs, typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price per share, which will be no less than 100% of the fair market value of our common stock on the date of grant. SARs may be exercised as determined by the Compensation Committee, but in no event may an SAR have a term extending beyond ten years after the date of grant. Upon exercise of an SAR, payment may be made in cash or check or other property acceptable to the Compensation Committee.

No Repricing

In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) would any adjustment be made to a stock option or a stock appreciation right award under the 2010 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Transferability

Generally, awards granted under the 2010 Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, subject to the consent of the Compensation Committee, pursuant to a domestic relations order. Generally, stock options and SARs will be exercisable during a participant’s lifetime only by him or her, unless it has been disposed of pursuant to a domestic relations order; after the death of a participant, any exercisable portion of an option or SAR may be exercised by his personal representative or by any person empowered to do so under the deceased participant’s will or under the then applicable laws of descent and distribution. However, the Compensation Committee has the authority to permit a participant to transfer an award other than an incentive stock option to a permitted transferee, subject to the terms and conditions in the 2010 Plan. In no event may an award be transferable for consideration absent stockholder approval.

Adjustment Provisions

Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend or certain recapitalizations may affect the share price of our common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, our Board of Directors will equitably adjust the class of shares issuable and the maximum number of shares of our stock subject to the 2010 Plan, and will equitably adjust outstanding awards as to the class, number of shares and price per share of our stock. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and our Board of Directors determines that an adjustment to the plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2010 Plan, our Board of Directors will equitably adjust the 2010 Plan as to the class of shares issuable and the maximum number of shares of our stock subject to the 2010 Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of our stock in such manner as it may deem equitable.

Effect of Certain Corporate Transactions

For purposes of the 2010 Plan, a “change in control” generally means certain transactions in which a person acquires 50% or more of our total voting power; certain changes in the composition of our Board of Directors over a two-year period; a merger or consolidation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities or such surviving entity’s voting securities outstanding immediately after such merger or consolidation (or the voting securities of the parent of the entity which survives such merger or consolidation); a sale or disposition of all or substantially all of our assets, other than a sale or disposition of all or substantially all of our assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of us immediately prior to such sale; or approval by our stockholders of a plan of complete liquidation. The Board, in its sole discretion, may adopt a change in control program to determine the vesting schedule, exercisability and other terms of outstanding awards on or after a change in control.

Amendment and Termination

The Compensation Committee, subject to approval of our Board of Directors, may terminate, amend, or modify the 2010 Plan at any time; however, stockholder approval will be obtained for any amendment to increase the number of shares available under the 2010 Plan. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the 2010 Plan in connection with certain changes in capital structure, no option or SAR or cash may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.

In no event may an award be granted pursuant to the 2010 Plan on or after the tenth anniversary of the date the Board of Directors approved the 2010 Plan.

Federal Income Tax Consequences

The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the 2010 Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances.

With respect to nonqualified stock options, we are generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the 2010 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to options or SARs will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant).

The 2010 Plan is designed to meet the requirements of Section 162(m) for grants of options and SARs. There can be no assurance that compensation attributable to options and SARs under the 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to us.

New Plan Benefits

As of the date of this proxy statement, no awards had been granted pursuant to the 2010 Plan. Awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2010 Plan or the benefits that would have been received by such participants if the 2010 Plan had been in effect in the year ended December 31, 2009.

Vote Required

Approval of the 2010 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Recommendation of the Board

The Board recommends that stockholders vote FOR the approval of the 2010 Incentive Award Plan.

OTHER INFORMATION

Other Matters at the Annual Meeting

We do not know of any matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Security Holder Communication with Board Members

Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our investor relations department at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

•	the name, mailing address and telephone number of the security holder sending the communication;

•	the number and type of our securities owned by such security holder; and

•	if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

Our investor relations department will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our investor relations department may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from our Company or any of our operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Annex A

INTUITIVE SURGICAL, INC.

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

(As Adopted by the Board of Directors on February 4, 2010)

Purpose

The Governance and Nominating Committee (the “Committee”) shall oversee, review, and make periodic recommendations concerning the Company’s corporate governance policies, and shall recommend candidates for election to the Company’s Board of Directors (the “Board”).

Composition of the Committee

The Committee shall be comprised of at least two independent directors each of whom shall satisfy the “independence” requirements of The Nasdaq Stock Market, Inc. The members shall be appointed by action of the Board and shall serve at the discretion of the Board and for such terms as the Board shall determine. The Board shall designate one of the members of the Committee to serve as the Chairperson of the Committee.

Duties and Responsibilities

1. The Committee shall be responsible for:

•	Evaluating composition of the Board to ensure that the Board reflects the knowledge, experience, skills, expertise, and diversity required for the Board to fulfill its duties.

•	Making recommendations to the Board regarding the size and composition of the Board.

•	Developing and recommending to the Board, criteria to identify and evaluate prospective candidates for the Board;

•	Identifying and recommending (to the Board and stockholders, as applicable) qualified individuals for Board membership.

•	Establishing procedures for the nomination process.

•	Considering and recommending nominees to stand for election at the annual meeting of stockholders.

•	Establishing and administering a periodic assessment procedure relating to the performance of both the Board as a whole and its individual members.

•	Recommending improvements to the functioning and effectiveness of the Board.

•	Reviewing the composition of each committee and presenting recommendations for committee memberships to the Board as needed.

•	Reviewing Directors and Officers insurance matters.

•	Reviewing Board indemnification matters.

•	Developing and maintaining (i) orientation program for new Board members and (ii) continuing education for all Board members, including governance matters.

•	Nominating individuals to be elected as officers of the Company for submission to the Board.

•	Overseeing the appointment of corporate officers by the Chief Executive Officer.

2. In connection with the process of selecting and nominating candidates for election to the Board, the Committee shall review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Committee shall consider the following attributes and criteria of candidates: experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment and independence. Our Board recognizes that nominees for the Board should reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender and ethnic background.

Meetings

The Committee shall meet at least two (2) times in each fiscal year and more frequently as the Committee in its discretion deems desirable.

Committee Reports

A summary of actions taken at each committee meeting shall be presented to the Board at the next Board meeting.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate search and approve fees and other retention terms of search firms to identify director candidates.

Annex B

INTUITIVE SURGICAL, INC.

COMPENSATION COMMITTEE CHARTER

(As Adopted by the Board of Directors on June 25, 2009)

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Intuitive Surgical, Inc., a Delaware corporation (the “Company”), is to, among other things, discharge the Board’s responsibilities relating to the compensation of the Company’s executives and to produce the report that the rules and regulations of the Securities and Exchange Commission (the “SEC”) require to be included in or incorporated by reference into the Company’s annual report and proxy statement.

Composition

The Committee shall consist of at least three members of the Board. The Committee will be comprised solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each of whom is otherwise “independent” under the rules of the NASDAQ Stock Market, Inc. and qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934. The members of the Committee shall be appointed by the Board based upon nominations by the Company’s Corporate Governance and Nominating Committee. The members of the Committee will serve at the discretion of the Board.

The Board shall designate one member of the Committee as its chairperson.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1.	Review and approve all compensation programs applicable to the executive officers of the Company, including all forms of salary paid to executive officers of the Company and the grant of all forms of bonus and stock compensation provided to the executive officers of the Company.

2.	Review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluate the performance of the CEO in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and any other factors the Committee deems appropriate.

3.	Approve any new compensation plan or any material change to an existing compensation plan whether or not subject to stockholder approval, make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans subject to shareholder approval, oversee the activities of the individuals and committees responsible for overseeing the Company’s compensation plans, and discharge any responsibilities imposed on the Committee by any of these plans.

4.	In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying the performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

5.	Annually review and reassess the adequacy of its charter and recommend any changes to the Board.

6.	Review and discuss with management, including the CEO and Chief Financial Officer (the “CFO”) the Company’s disclosures under “Compensation Discussion and Analysis” (the “CD&A”), and based on such review and discussion, make a recommendation to the Board as to whether the CD&A should be included in the Company’s annual report on Form 10-K and as applicable, the Company’s proxy statement.

7.	Any other compensation matters as from time to time may be directed by the Board.

8.	When appropriate, the Committee may designate one or more of the members of the Board to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

9.	Review and recommend the level of compensation for the Company’s Board and each committee thereof for review and approval by the Board.

Meetings

The Committee will meet in person or telephonically at least two times per year at a time and place determined by the Committee chairperson, with further meetings to occur or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may invite the President and Chief Executive Officer, Chairman of the Board, Secretary, Chief Financial Officer, or any other officer desired by the Committee or its Chairman. No such person may be present during any discussions and deliberations of the Committee regarding the compensation of any such person. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Committee Reports

The Committee shall produce the following reports and provide them to the Board:

1.	An annual report of the Compensation Committee for inclusion in or incorporation by reference into the Company’s annual report and proxy statement in accordance with applicable SEC rules and regulations.

2.	A summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next Board meeting.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee may, at its discretion, also review the choice of any consultants or other experts recommended by management for the purpose of reviewing executive Company compensation. Authority to select, retain, terminate, and approve the fees and other retention terms of any compensation consultants retained to assist in the evaluation of director, CEO, or senior executive compensation shall be vested solely in the Committee.

Annex C

INTUITIVE SURGICAL, INC.

2010 INCENTIVE AWARD PLAN

(As Adopted by the Board of Directors on February 4, 2010)

ARTICLE 1.

PURPOSE

The purpose of the Intuitive Surgical, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Intuitive Surgical, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide an ability to motivate, attract and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 9. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 9.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean and includes each of the following:

(a) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(b) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(c) There is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(d) The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least eighty percent (80%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12 “Company” shall mean Intuitive Surgical, Inc., a Delaware corporation.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Director” shall mean a member of the Board, as constituted from time to time.

2.15 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.16 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.17 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.18 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.19 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.20 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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2.21 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.22 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.23 “Holder” shall mean a person who has been granted an Award.

2.24 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.25 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.26 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.27 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

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2.28 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.29 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.30 “Plan” shall mean this Intuitive Surgical, Inc. 2010 Incentive Award Plan, as it may be amended or restated from time to time.

2.31 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.32 “Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock.

2.33 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 7.

2.34 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.35 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.36 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

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(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 10.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 1,250,000.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by the Holder or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and

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(iii) Shares purchased on the open market with the cash proceeds from the exercise of Options. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 10.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth

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in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

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ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any Affiliate corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

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5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

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6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 8.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 8.1 and 8.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 7.

AWARD OF STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its

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terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 7.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

7.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

7.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

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(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 7.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

7.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

7.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 7 shall be in cash or check or other form of legal consideration acceptable to the Administrator, as determined by the Administrator.

ARTICLE 8.

ADDITIONAL TERMS OF AWARDS

8.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (c) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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8.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

8.3 Transferability of Awards.

(a) Except as otherwise provided in Section 8.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 8.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the

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Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In no event may an Award be transferable for consideration absent stockholder approval.

(c) Notwithstanding Section 8.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.

8.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

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(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

8.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

8.6 Prohibition on Repricing. Subject to Section 10.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 10.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

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ARTICLE 9.

ADMINISTRATION

9.1 Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 9.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 9.6.

9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

9.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved

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in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

9.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

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9.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

9.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 9; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 9.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 10.

MISCELLANEOUS PROVISIONS

10.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 10.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

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10.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, Change in Control or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 10.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

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(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.2(a) and 10.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 10.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, the Board, in its sole discretion, and on such terms and conditions as it deems appropriate, is authorized to adopt or put into place a change in control program to determine the vesting schedule, exercisability and other terms of outstanding Awards on or after a Change in Control.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) No adjustment or action described in this Section 10.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

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(g) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 10.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, Change in Control or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

10.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

10.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

10.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

10.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants

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of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

10.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

10.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

10.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

10.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or

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preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

10.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

10.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

10.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

10.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

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INTUITIVE SURGICAL, INC. 1266 KIFER ROAD

BUILDING 101 SUNNYVALE, CA 94086

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All All All Except

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Alan J. Levy 02 Eric H. Halvorson 03 Amal M. Johnson

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve the Company’s 2010 Incentive Award Plan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

For Against Abstain

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000042178_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

INTUITIVE SURGICAL, INC. Annual Meeting of Stockholders April 21, 2010 3:00 P.M. PDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gary S. Guthart and Alan C. Mendelson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INTUITIVE SURGICAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, PDT on 4/21/2010, at the Santa Clara Marriot, 2700 Misson College Boulevard, Santa Clara, CA 95054, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000042178_2 R2.09.05.010